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                                                                 Exhibit 10.32.1

                               THIRD AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

     This Third Amendment to Warehousing Credit and Security Agreement (this "Amendment"), is entered into as of the 28th day of March, 2000, by and between HANOVER CAPITAL MORTGAGE HOLDINGS, INC., a Maryland corporation ("Company"), HANOVER CAPITAL PARTNERS, LTD., a New York corporation ("HCP")(the Company and HCP herein collectively called "Original Borrowers"), and HANOVER QRS-1 98-B, INC., a Delaware corporation ("QRS-1"), HANOVER QRS-2 98-B, INC., a Delaware corporation ("QRS-2"), HANOVER SPC-A, INC., a Delaware corporation ("SPC"), and HANOVER CAPITAL REPO CORP., a Delaware corporation ("Repo")(QRS-1, QRS-2, SPC, and Repo herein collectively referred to as the "New Borrowers", and Original Borrowers and New Borrowers herein collectively referred to as the "Borrowers"); and BANK UNITED, a federal savings bank ("Lender"). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Warehousing Credit and Security Agreement (Single-Family Mortgage Loans) (the "Credit Agreement") dated effective as of April 30, 1999, by and between Original Borrowers and Lender, as the same has been or may be amended or supplemented from time to time.

     Section 1. RECITALS. The Borrowers and Lender desire to amend the Credit Agreement, subject to the terms and conditions of this Amendment. Therefore, The Company and Lender hereby agree as follows, intending to be legally bound:

     Section 2. AMENDMENTS. The Credit Agreement is hereby amended and supplemented as follows:

     (a) Section 1.1 of the Credit Agreement is hereby amended by the amendment or addition of the following definitions:

          "TERMINATION DATE" shall mean May 31, 2000, or such earlier date upon which Lender's obligation to fund shall be terminated pursuant to the terms of this Agreement.

     (b) Section 2.5(a) of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

               "(a) The outstanding unpaid principal amount of all advances shall be payable in full upon May 31, 2000."

     (c) The promissory note ("Credit Note") dated as of March 28, 2000, in the original principal amount of $50,000,000, executed by the Borrowers and payable to the order of Lender, is given to Lender in replacement of the promissory note dated May 12, 1999, in the original principal amount of $50,000,000, executed by the Borrowers and payable to the order of Lender (the "5/99 Note"), which 5/99 Note was given to Lender in replacement of the promissory note dated April 30, 1999, in the original principal amount of $50,000,000, executed by the Original Borrowers and payable to the order of Lender (the "Original Note"), and not in novation or discharge thereof. The



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definition of the term "Note" in the Credit Agreement is hereby amended to mean the Credit Note and all renewals, extensions, modifications, increases, rearrangements, and replacements thereof.

     Section 3. EXTENSION FEE. In consideration for Lender's agreement to extend the term of the Credit Agreement, and as a condition precedent to Lender's agreement to enter into this Third Amendment, Borrowers agree to pay to Lender an extension fee equal to 0.25% of the Commitment, prorated for two months ($20,833.33).

     Section 4. REPRESENTATIONS. The Borrowers represent and warrant that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

     Section 5. CONTINUED FORCE AND EFFECT. Except as specifically amended herein, all of the terms and conditions of the Credit Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Credit Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Credit Agreement to the "Agreement," the "Loan Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Credit Agreement as amended hereby. Any reference in the other Loan Documents to the "Agreement," the "Line of Credit Agreement," "Warehouse Agreement," or the "Loan Agreement" shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any references in the Credit Agreement or any of the Loan Documents to the Note, or the Credit Note shall be deemed to be references to the Credit Note.

     Section 6. REPRESENTATIONS AND RELEASE OF CLAIMS. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of the Borrowers or any third party to Lender, as evidenced by the Loan Documents. The Borrowers hereby acknowledge, agree, and represent that (i) the Borrowers are indebted to Lender pursuant to the terms of the Credit Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of the Borrowers to Lender under the Credit Note, the Credit Agreement, all other Loan Documents, as modified herein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) the Borrowers have no claims, offsets, defenses or counterclaims arising from any of the Lender's acts or omissions with respect to the Loan Documents, or the Lender's performance under the Loan Documents; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of the Borrowers, as of the date hereof; (vi) the Borrowers promise to pay to the order of Lender the indebtedness evidenced by the Credit Note according to the terms thereof; and (vii) the Borrowers are not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by the any of the Borrowers of such Borrower's obligations under the terms and provisions of the Loan


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Documents. In consideration of the modification of certain provisions of the
Loan Documents, all as herein provided, and the other benefits received by the Borrowers hereunder, the Borrowers hereby RELEASE, RELINQUISH and forever DISCHARGE Lender, its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Lender Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which the Borrowers have, or may have against Lender Released Parties, arising out of or with respect to any and all transactions relating to the Credit Agreement, the Original Note, the Credit Note, and the other Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Lender Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims, any violation of the Texas Free Enterprise Antitrust Act or any violation of federal antitrust acts.

     Section 7. SEVERABILITY. In the event any one or more provisions contained in the Credit Agreement, this Amendment, or any of the Loan Documents should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

     Section 8. EXPENSES. The Borrowers agree to pay all out-of-pocket costs and expenses (including reasonable fees and expenses of legal counsel) of Lender in connection with the preparation, operation, administration and enforcement of this Amendment.

     Section 9. ACKNOWLEDGMENT. Except as amended hereby, the Borrowers ratify and confirm that the Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Amendment and secures the payment and performance of all indebtedness and obligations of the Borrowers under the Credit Note, the Credit Agreement, and all other Loan Documents, as modified hereby. Each of the undersigned officers of the Borrowers represent and warrant that his or her execution and delivery of this Amendment has been duly authorized, and that the resolutions and affidavits previously delivered to Lender, in connection with the execution and delivery of the Credit Agreement and the First


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Amendment thereto, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

     Section 10. NO WAIVER. The Borrowers agree that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Lender, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

     Section 11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

     Section 12. COUNTERPARTS. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     SECTION 13. NO ORAL AGREEMENTS. THIS WRITTEN AMENDMENT, THE CREDIT AGREEMENT, THE CREDIT NOTE, AND THE OTHER LOAN DOCUMENTS, ALL AS MODIFIED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

           THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                         [SIGNATURES ON FOLLOWING PAGE]


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         EXECUTED and effective as of the dates first written above.


BORROWERS:                               HANOVER SPC-A, INC., a Delaware
                                         corporation


HANOVER CAPITAL MORTGAGE                 By: ___________________________________
HOLDINGS, INC.,                          Name:__________________________________
a Maryland corporation                   Title:_________________________________

By:________________________________      HANOVER CAPITAL SPC, INC., a Delaware
Name:______________________________      corporation
Title:_____________________________

                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________
HANOVER CAPITAL PARTNERS, LTD.,
a New York corporation                   HANOVER REPO CORP., a Delaware
                                         corporation
By:________________________________
Name:______________________________      By:____________________________________
Title:_____________________________      Name:__________________________________
                                         Title:_________________________________

HANOVER QRS-1 98-B, INC., a Delaware
corporation

By:________________________________
Name:______________________________
Title:_____________________________      LENDER:

HANOVER QRS-2 98-B, INC., a Delaware     BANK UNITED,
corporation                              a federal savings bank

By:________________________________      By:____________________________________
Name:______________________________      Name:__________________________________
Title:_____________________________      Title:_________________________________


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